UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2025

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On May 23, 2025, Core Scientific, Inc. (the “Company”) reconvened its 2025 Annual Meeting of Stockholders (the “Reconvened Annual Meeting”), which was adjourned on May 12, 2025, to consider certain amendments (each, a “Charter Amendment Proposal” and, collectively, the “Charter Amendment Proposals”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to: (i) eliminate the classification of the Board of Directors (the “Board”) of the Company, such that all directors will stand for election each year for a one-year term beginning with the Company’s 2026 Annual Meeting of Stockholders; (ii) remove the 66 2/3% supermajority vote requirements for the Company’s stockholders to alter, amend or repeal certain provisions of the Certificate of Incorporation; and (iii) eliminate consent rights provided to the Company’s creditors in connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes. Detailed descriptions of the Charter Amendment Proposals are included under the descriptions of Proposals 4–6 in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on March 28, 2025 in connection with the Annual Meeting (the “2025 Proxy Statement”). As set forth in Item 5.07 of this Current Report on Form 8-K, at the Reconvened Annual Meeting, the stockholders approved the Charter Amendment Proposals to (i) eliminate the classification of the Board such that all directors will stated for election each year beginning with the Company’s 2026 Annual Meeting of Stockholders and (ii) eliminate consent rights provided to the Company’s creditors in connection with the Company’s emergence from bankruptcy and make other non-substantive and conforming changes (together, the “Approved Proposals”). The stockholder-approved amendments to the Certificate of Incorporation became effective upon the filing of the Fourth Amended and Restated Certificate of Incorporation on May 27, 2025 with the Secretary of State of Delaware.

In connection with the approval by the Company’s stockholders of the Approved Proposals, the Board approved, contingent and effective upon stockholder approval of the Approved Proposals and effectiveness of the Fourth Amended and Restated Certificate of Incorporation, the amendment and restatement of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), which is reflected in the Company’s Third Amended and Restated Bylaws, to, among other things:

•conform the Bylaws to the amendments approved by stockholders to the Certificate of Incorporation, as described above;
•revise procedural mechanics and disclosure requirements applicable to stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings;
•revise certain other procedures relating to stockholder meetings;
•remove provisions that were applicable only for a brief period following the Company’s emergence from bankruptcy in 2024 and which had ceased to be applicable by their terms; and
•make ministerial changes, clarifications and other conforming revisions.

The descriptions of the amendments are qualified in their entirety by reference to the full text of the Fourth Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The discussion of the amendments to the Second Amended and Restated Bylaws in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described in Item 3.03 of this Current Report on Form 8-K, the Company held its Reconvened Annual Meeting on May 23, 2025. At the Reconvened Annual Meeting, the stockholders cast their votes on the following three proposals as follows:

Proposal 4: To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the classification of the Board of the Company, such that all directors will stand for election each year for a one-year term beginning with the Company’s 2026 Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Votes
198,715,733	336,985	1,748,350	36,877,169

Proposal 5: To approve an amendment to the Certificate of Incorporation to remove the 66 2/3% supermajority vote requirements for the Company’s stockholders to alter, amend or repeal certain provisions of the Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
188,080,031	2,277,253	10,443,784	36,877,169

Proposal 6: To approve an amendment to the Certificate of Incorporation to eliminate certain consent rights provided to our creditors in connection with the Company’s emergence from bankruptcy and to make other non-substantive and conforming changes:

For	Against	Abstain	Broker Non-Votes
198,462,984	641,477	1,696,607	26,877,169

For more information about the foregoing proposals, see the 2025 Proxy Statement. Information with respect to stockholder votes cast with respect to the other proposals considered at the 2025 Annual Meeting of Stockholders on May 12, 2025, see the Current Report on Form 8-K filed with the SEC on May 13, 2025.

Item 9.01    Financial Statement and Exhibits
(d) Exhibits:

Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Core Scientific, Inc.

3.2	Third Amended and Restated Bylaws of Core Scientific, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: May 27, 2025

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer